EXHIBIT 32.1

Certification of Periodic Financial Report by the Chief Executive Officer and

Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of VISIBER57 CORP. (the “Company”) for the for the fiscal year ended August 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Choong Jeng Hew, Chief Executive Officer and I, Chip Jin Eng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 28, 2017
/s/ Choong Jeng Hew
Choong Jeng Hew Chief Executive Officer

Date: November 28, 2017
/s/ Chip Jin Eng
Chip Jin Eng Chief Financial Officer